EXPLORATION AND EVALUATION EXPENSES	12 Months Ended
Dec. 31, 2022
EXPLORATION AND EVALUATION EXPENSES
EXPLORATION AND EVALUATION EXPENSES

18.EXPLORATION AND EVALUATION EXPENSES

	December 31, 2022	December 31, 2021
	$	$
Wages and benefits	3,274	3,637
Share-based compensation	898	452
Engineering	162	1,856
Professional fees	554	190
Materials, consumables, and supplies	824	1,330
Maintenance & Subcontracting	1,252	1,454
Geology and drilling	31	143
Utilities	420	349
Depreciation and amortization	283	217
Other	95	213
Uatnan mining project	309	—
Grants	(37)	(36)
Tax credits	(638)	(1,443)
Exploration and evaluation expenses	7,427	8,362

The exploration and evaluation expenses relate to the Matawinie Mine in Quebec, with the exception of fees for the preliminary economic assessment of the Uatnan mining project, in relation with the transaction of Mason (see note 7).

The wages and benefits are net of the grant received as part of the Canada Emergency Wage Subsidy program of Nil in 2022 ($473 in 2021).